Exhibit 10.2

AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

This AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT (this “Amendment”), is made as of October 31, 2016, by and among (a) AMETEK, INC., a Delaware corporation (together with its successors and assigns, the “Company”), and (b) each of the Noteholders (as defined below) signatory hereto, with respect to that certain Note Purchase Agreement, dated as of August 30, 2007, (as in effect immediately prior to giving effect to this Amendment, the “Existing Note Agreement” and, as amended pursuant to this Amendment and as may be further amended, restated or otherwise modified from time to time, the “Note Agreement”), by and among the Company and each holder of the Notes (collectively, the “Noteholders”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Existing Note Agreement.

RECITALS:

A.        The Company and the Noteholders are parties to the Existing Note Agreement, pursuant to which the Company issued and sold the Notes to the Noteholders; and

B.        The Company has requested, and the Majority Holders have agreed to, certain amendments to the provisions of the Existing Note Agreement, subject to the terms and conditions set forth herein.

AGREEMENT:

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Majority Holders agree as follows:

1.	AMENDMENTS TO EXISTING NOTE AGREEMENT.

Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Existing Note Agreement is hereby amended by this Amendment as follows:

1.1.	Priority Debt.

Clause (c) of Section 10.1 of the Existing Note Agreement is hereby amended by amending and restating the first sentence thereof in its entirety to read as follows:

“Priority Debt at any time to exceed 15% of Consolidated Total Assets (determined as of the end of the most recently ended fiscal quarter of the Company); provided, however, that no Lien created pursuant to Section 10.2(j) shall secure Indebtedness owing under the Bank Credit Agreement or any other note agreement to which the Company is a party unless the Notes are equally and ratably secured by all property subject to such Lien and no Subsidiary shall guaranty or otherwise become obligated in respect of such Indebtedness unless such Subsidiary guaranties, or becomes obligated in respect of, the Notes, in each case pursuant to documentation reasonably satisfactory to the Majority Holders.”

1.2.	Accounting Terms; Change in GAAP.

Section 22.6 of the Existing Note Agreement is hereby amended and restated in its entirety to read as follows:

22.6	Accounting Terms; Change in GAAP.

(a)          All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, all computations made pursuant to this Agreement shall be made in accordance with GAAP and all balance sheets and other financial statements with respect thereto shall be prepared in accordance with GAAP. Except as otherwise specifically provided herein, any consolidated financial statement or financial computation shall be done in accordance with GAAP; and, if at the time that any such statement or computation is required to be made the Company shall not have any Subsidiary, such terms shall mean a financial statement or a financial computation, as the case may be, with respect to the Company only.

(b)        For purposes of determining compliance with this Agreement (including, without limitation, Section 9, Section 10 and the definition of “Indebtedness”), any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

(c)        If the Company shall notify the holders of Notes that the Company wishes to amend any covenant in Section 10 to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Majority Holders notify the Company that the Majority Holders wish to amend Section 10 for such purpose), then the Company and the holders of the Notes shall negotiate in good faith to make such adjustments as shall be necessary to eliminate the effect of such change in GAAP on such covenant; provided that, until agreement is reached on such adjustments, the Company’s compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and the Majority Holders, and the Company shall provide to the holders of Notes, with each certificate delivered pursuant to Section 7.2, a reconciliation showing calculations with respect to such covenant before and after giving effect to such change in GAAP.

1.3.	Definition of “Significant Subsidiary”.

The definition of “Significant Subsidiary” in Schedule B of the Existing Note Agreement is hereby amended and restated in its entirety to read as follows:

“Significant Subsidiary” means, at any time, each Subsidiary the total assets of which account for at least 10% of Consolidated Total Assets (determined as of the end of the Company’s then most recently ended fiscal quarter) and any two or more Subsidiaries the total assets of which, taken together, represent, on an aggregate basis, not less than 10% of Consolidated Total Assets (determined as of the end of the Company’s then most recently ended fiscal quarter).

2.	WARRANTIES AND REPRESENTATIONS.

To induce the Majority Holders to enter into this Amendment, the Company represents and warrants to each of the Noteholders that as of the Second Amendment Effective Date:

2.1.	Corporate and Other Organization and Authority.

The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has the requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Note Agreement.

2.2.	Authorization, etc.

This Amendment has been duly authorized by all necessary corporate action on the part of the Company. Each of this Amendment and the Note Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by:

(a)        applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and

(b)        general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

2.3.	No Conflicts, etc.

The execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under each of this Amendment and the Note Agreement do not conflict with, result in any breach in any of the provisions of, constitute a default under, violate or result in the creation of any Lien upon any property of the Company under the provisions of:

(a)        any charter document, constitutive document, agreement with shareholders or members, bylaws or any other organizational or governing agreement of the Company;

(b)        any agreement, instrument or conveyance by which the Company or any of its Subsidiaries or any of their respective properties may be bound or affected; or

(c)        any statute, rule or regulation or any order, judgment or award of any court, arbitrator or Governmental Authority by which the Company or any of its Subsidiaries or any of their respective properties may be bound or affected.

2.4.	Governmental Consent.

The execution and delivery by the Company of this Amendment and the performance by the Company of its obligations hereunder and under the Note Agreement do not require any consents, approvals or authorizations of, or filings, registrations or qualifications with, any Governmental Authority on the part of the Company.

2.5.	No Defaults.

No event has occurred and is continuing and no condition exists which, immediately before or immediately after giving effect to the amendments provided for in this Amendment, constitutes or would constitute a Default or an Event of Default.

2.6.	No Amendment Fee.

Neither the Company nor any of its Affiliates is paying any fee or giving any other consideration for the execution and delivery of the amendments to other note agreements to which it is a party, which are similar to this Amendment.

3.	CONDITIONS TO EFFECTIVENESS OF AMENDMENTS.

The amendments of the Existing Note Agreement as set forth in this Amendment shall become effective as of the date first written above (the “Second Amendment Effective Date”), provided that each of the following conditions shall have been satisfied:

(a)        each Noteholder shall have received a fully executed copy of this Amendment executed by the Company and the Majority Holders;

(b)        the representations and warranties set forth in Section 2 of this Amendment shall be true and correct on and as of the Second Amendment Effective Date; and

(c)        the Company shall have paid all reasonable fees, charges and disbursements of counsel to the Noteholders incurred in connection with this Amendment and the transactions contemplated hereby.

4.	MISCELLANEOUS.

4.1.	Governing Law.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

4.2.	Duplicate Originals; Electronic Signature.

Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Amendment may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts that, collectively, show execution by each party hereto shall constitute one duplicate original. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

4.3.	Waiver and Amendments.

Neither this Amendment nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by each of the parties signatory hereto.

4.4.	Costs and Expenses.

Whether or not the amendments contemplated by this Amendment become effective, the Company confirms its obligation under Section 15.1 of the Note Agreement and agrees that, on the Second Amendment Effective Date (or if an invoice is delivered subsequent to the Second Amendment Effective Date or if such amendments do not become effective, promptly after receiving any statement or invoice therefor), it will pay all costs and expenses of the Noteholders relating to this Amendment, including, but not limited to, the statement for reasonable fees and disbursements of the Noteholders’ special counsel presented to the Company at least one Business Day prior to the Second Amendment Effective Date. The Company will also promptly pay, upon receipt thereof, each additional statement for reasonable fees and disbursements of the Noteholders’ special counsel rendered after the Second Amendment Effective Date in connection with this Amendment.

4.5.	Successors and Assigns.

This Amendment shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. The provisions hereof are intended to be for the benefit of the Noteholders and shall be enforceable by any successor or assign of any such Noteholder, whether or not an express assignment of rights hereunder shall have been made by such Noteholder or its successors and assigns.

4.6.	Survival.

All warranties, representations, certifications and covenants made by the Company in this Amendment shall be considered to have been relied upon by the Noteholders and shall survive the execution and delivery of this Amendment, regardless of any investigation made by or on behalf of the Noteholders.

4.7.	Part of Existing Note Agreement; Future References, etc.

This Amendment shall be construed in connection with and as a part of the Note Agreement and, except as expressly amended by this Amendment, all terms, conditions and covenants contained in the Existing Note Agreement are hereby ratified and shall be and remain in full force and effect. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Existing Note Agreement without making specific reference to this Amendment, but nevertheless all such references shall include this Amendment, unless the context otherwise requires.

4.8.	Affirmation of Obligations under Existing Note Agreement and Notes; No Novation.

Anything contained herein to the contrary notwithstanding, this Amendment is not intended to and shall not serve to effect a novation of the obligations under the Existing Note Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Existing Note Agreement, as amended by this Amendment, and the Notes. The Company hereby acknowledges and affirms all of its respective obligations under the terms of the Existing Note Agreement, as amended by this Amendment, and the Notes. The execution, delivery and effectiveness of this Amendment shall not be deemed, except as expressly provided herein, (a) to operate as a waiver of any right, power or remedy of any of the Noteholders under the Existing Note Agreement or the Notes, nor constitute a waiver or amendment of any provision thereunder, or (b) to prejudice any rights which any Noteholder now has or may have in the future under or in connection with the Note Agreement or the Notes or under applicable law.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 2 to Note Purchase Agreement to be executed on its behalf by a duly authorized officer or agent thereof.

Very truly yours,

AMETEK, INC.

By:	/s/ William J. Burke
Name: William J. Burke
Title: Executive Vice President, Chief Financial Officer & Treasurer

[Signature page to Amendment No. 2 to 2007 Note Purchase Agreement -Ametek, Inc.]

The foregoing is hereby agreed to and accepted as of the date hereof.

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Aron Davidowitz
Name: Aron Davidowitz
Title: Corporate Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
By:	NYL Investors LLC, its Investment Manager

	By:	/s/ Aron Davidowitz
Name: Aron Davidowitz
Title: Senior Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3)
By:	NYL Investors LLC, its Investment Manager

	By:	/s/ Aron Davidowitz
Name: Aron Davidowitz
Title: Senior Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)
By:	NYL Investors LLC, its Investment Manager

	By:	/s/ Aron Davidowitz
Name: Aron Davidowitz
Title: Senior Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)
By:	NYL Investors LLC, its Investment Manager

	By:	/s/ Aron Davidowitz
Name: Aron Davidowitz
Title: Senior Director

[Signature page to Amendment No. 2 to 2007 Note Purchase Agreement -Ametek, Inc.]

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By: /s/ Tannis Fussell
Name: Tannis Fussell
Title: Vice President

UNIVERSAL PRUDENTIAL ARIZONA REINSURANCE COMPANY
By:	PGIM, Inc.,
as investment manager

By: /s/ Tannis Fussell
Name: Tannis Fussell
Title: Vice President

[Signature page to Amendment No. 2 to 2007 Note Purchase Agreement -Ametek, Inc.]

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney in Fact

By: /s/ Karl Spaeth
Name: Karl Spaeth
Title: Vice President

[Signature page to Amendment No. 2 to 2007 Note Purchase Agreement -Ametek, Inc.]

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
By:	Northwestern Mutual Investment Management Company, LLC, its investment advisor

By: /s/ Mark E. Kishler
Name: Mark E. Kishler
Title: Managing Director

[Signature page to Amendment No. 2 to 2007 Note Purchase Agreement -Ametek, Inc.]

PACIFIC LIFE INSURANCE COMPANY

By: /s/ Matthew A. Levene
Name: Matthew A. Levene
Title: Assistant Vice President

By: /s/ Cathy L. Schwartz
Name: Cathy L. Schwartz
Title: Assistant Secretary

[Signature page to Amendment No. 2 to 2007 Note Purchase Agreement -Ametek, Inc.]

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By: /s/ Amy Carroll
Name: Amy Carroll
Title: Director

[Signature page to Amendment No. 2 to 2007 Note Purchase Agreement -Ametek, Inc.]

MINNESOTA LIFE INSURANCE COMPANY
CINCINNATI INSURANCE COMPANY
FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN
DEARBORN NATIONAL LIFE INSURANCE COMPANY
BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.
GREAT WESTERN INSURANCE COMPANY
CATHOLIC UNITED FINANCIAL
AMERICAN REPUBLIC INSURANCE COMPANY
By:	Advantus Capital Management, Inc.

By: /s/ Robert G. Diedrich
Name: Robert G. Diedrich
Title: Vice President

[Signature page to Amendment No. 2 to 2007 Note Purchase Agreement -Ametek, Inc.]

ATHENE ANNUITY AND LIFE COMPANY (f/k/a AMERUS LIFE INSURANCE COMPANY and successor in interest to AMERICAN INVESTORS LIFE INSURANCE COMPANY and AVIVA LIFE INSURANCE COMPANY)
By:	Athene Asset Management L.P., its investment adviser
By:	AAM GP Ltd., its general partner

By: /s/ Steven J. Sweeney
Name: Steven J. Sweeney
Title: Vice President, Private Fixed Income

[Signature page to Amendment No. 2 to 2007 Note Purchase Agreement -Ametek, Inc.]

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	Barings LLC as Investment Adviser

By: /s/ Andrew T. Kleeman
Name: Andrew T. Kleeman
Title: Managing Director

C.M. LIFE INSURANCE COMPANY
By:	Barings LLC as Investment Adviser

By: /s/ Andrew T. Kleeman
Name: Andrew T. Kleeman
Title: Managing Director

[Signature page to Amendment No. 2 to 2007 Note Purchase Agreement -Ametek, Inc.]

STATE FARM LIFE INSURANCE COMPANY

By:	/s/ Julie Hoyer
Julie Hoyer
Investment Executive-Fixed Income

By:	/s/ Jeffrey Attwood
Jeffrey Attwood
Investment Professional-Fixed Income

[Signature page to Amendment No. 2 to 2007 Note Purchase Agreement -Ametek, Inc.]

UNUM LIFE INSURANCE COMPANY OF AMERICA

By:	Provident Investment Management, LLC
Its:	Agent

By: /s/ Ben Vance
Name: Ben Vance
Title: Vice President, Senior Managing Director

PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY

By:	Provident Investment Management, LLC
Us:	Agent

By: /s/ Ben Vance
Name: Ben Vance
Title: Vice President, Senior Managing Director

[Signature page to Amendment No. 2 to 2007 Note Purchase Agreement -Ametek, Inc.]

BANKERS LIFE AND CASUALTY COMPANY COLONIAL PENN LIFE INSURANCE COMPANY WASHINGTON NATIONAL INSURANCE COMPANY
By:	40|86 Advisors, Inc., acting as Investment Advisor

By: /s/ Jesse E. Horsfall
Name: Jesse E. Horsfall
Title: Senior Vice President

[Signature page to Amendment No. 2 to 2007 Note Purchase Agreement -Ametek, Inc.]

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
By:	Allianz Investment Management LLC
as authorized signatory and investment manager

By: /s/ Charles J. Dudley
Name: CHARLES J. DUDLEY
Title: MANAGING DIRECTOR

[Signature page to Amendment No. 2 to 2007 Note Purchase Agreement -Ametek, Inc.]

UNITED OF OMAHA LIFE INSURANCE COMPANY

By: /s/ Justin P. Kavan
Name: Justin P. Kavan
Title: Senior Vice President

COMPANION LIFE INSURANCE COMPANY

By: /s/ Justin P. Kavan
Name: Justin P. Kavan
Title: An Authorized Signer

[Signature page to Amendment No. 2 to 2007 Note Purchase Agreement -Ametek, Inc.]

AMERICAN UNITED LIFE INSURANCE COMPANY

By: /s/ Michael I. Bullock
Name: Michael I. Bullock
Title: VP, Private Placements

THE STATE LIFE INSURANCE COMPANY
By: American United Life Insurance Company
Its: Agent

By: /s/ Michael I. Bullock
Name: Michael I. Bullock
Title: VP, Private Placements

[Signature page to Amendment No. 2 to 2007 Note Purchase Agreement -Ametek, Inc.]

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

By: /s/ Jeffrey A. Fossell
Name: Jeffrey A. Fossell
Title: Authorized Signatory

[Signature page to Amendment No. 2 to 2007 Note Purchase Agreement -Ametek, Inc.]

AMERITAS LIFE INSURANCE CORP.
AMERITAS LIFE INSURANCE CORP. (as successor by merger to Acacia Life Insurance Company)
By: Ameritas Investment Partners, Inc., as Agent

By: /s/ Tina Udell
Name: Tina Udell
Title: Vice President & Managing Director

[Signature page to Amendment No. 2 to 2007 Note Purchase Agreement -Ametek, Inc.]

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By: /s/ Eve Hampton
Name: Eve Hampton
Title: Vice President, Investments

By: /s/ Ward Argust
Name: Ward Argust
Title: Assistant Vice President, Investments

[Signature page to Amendment No. 2 to 2007 Note Purchase Agreement -Ametek, Inc.]

HARTFORD LIFE INSURANCE COMPANY
By: Hartford Investment Management Company its Agent and Attorney-in-Fact

By: /s/ DAWN BRUNEAU
Name: DAWN BRUNEAU
Title: VICE PRESIDENT

[Signature page to Amendment No. 2 to 2007 Note Purchase Agreement -Ametek, Inc.]

WILCO LIFE INSURANCE COMPANY (f/k/a Conseco Life Insurance Company)
By: Guggenheim Partners Investment Management, LLC, as Advisor

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

[Signature page to Amendment No. 2 to 2007 Note Purchase Agreement -Ametek, Inc.]

LIFE INSURANCE COMPANY OF NORTH AMERICA
By: CIGNA Investments, Inc. (authorized agent)

By: /s/ Elisabeth V. Piker
Name: Elisabeth V. Piker
Title: Managing Director

[Signature page to Amendment No. 2 to 2007 Note Purchase Agreement -Ametek, Inc.]